UNITED STATE SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 1, 2003

NIC INC.

(Exact name of registrant as specified in its charter)

Colorado	000-26621	52-2077581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 Corporate Woods
10975 Benson Street, Suite 390, Overland Park, Kansas 66210
(Address of principal executive offices, including zip code)

(877) 234-3468
(Registrant’s telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99 - Press release issued by NIC Inc. dated May 1, 2003, announcing 2003 first quarter earnings information

ITEM 9.  REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER

ITEM 12 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

The following information is furnished pursuant to Item 12 “Results of Operations and Financial Condition.”

On May 1, 2003, NIC Inc. issued a press release announcing 2003 first quarter earnings information.  A copy of the press release is attached to this report on Form 8-K as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC Inc.

Date: May 1, 2003	/s/ Stephen M. Kovzan
Stephen M. Kovzan
Vice President, Financial Operations Chief Accounting Officer